UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                        ________________

                            FORM 8-K
                        ________________

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 12, 2003


                       ATHEROGENICS, INC.
     (Exact Name of Registrant as Specified in its Charter)


        Georgia             0-31261           58-2108232
    (State or other       (Commission      (I.R.S. Employer
     jurisdiction	  File Number)	Identification Number)
   of incorporation)


                      8995 Westside Parkway
                      Alpharetta, GA  30004
            (Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

                        _________________


Item 5.  Other Events

     On August 12, 2003, AtheroGenics, Inc. issued the following press release:

    AtheroGenics Announces Proposed Convertible Debt Offering

ATLANTA, Ga. - August 12, 2003 - AtheroGenics, Inc. (Nasdaq:
AGIX) today announced that it proposes to offer a new issue of $75 million of Convertible Notes due 2008 through a Rule 144A offering to qualified institutional buyers. These Notes will be convertible into AtheroGenics, Inc. common stock at a price to be determined.

The Notes and common stock issuable upon conversion of the Notes have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

This press release may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain factors, risks and uncertainties that may cause actual results, events and performances to differ materially from those referred to in such statements. These risks include statements which address operating performance, events or developments that we expect or anticipate will occur in the future, such as projections about our future results of operations or our financial condition, research, development and commercialization of our product candidates, anticipated trends in our business, and other risks that could cause actual results to differ materially. These risks are discussed in AtheroGenics' Securities and Exchange Commission filings, including but not limited to the risks discussed in AtheroGenics' Form 10-K for fiscal 2002 and our Quarterly Report on Form 10-Q for the first quarter of 2003. These documents may be examined at public reference facilities maintained by the SEC or accessed through the SEC's web site http://www.sec.gov.

AtheroGenics, Inc.        Investor Relations          Media Inquiries
Mark P. Colonnese         Lilian Stern                   Rosa Herrera
Senior Vice President     Stern Investor Relations  Fleishman Hillard
678-336-2511              212-362-1200                   404-739-0153
investor@atherogenics.com lilian@sternir.com   herrerar@fleishman.com

                      ____________________


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      ATHEROGENICS, INC.

   Date:  August 12, 2003             /s/  MARK P. COLONNESE
                                      Mark P. Colonnese
                                      Senior Vice President of Finance and
                                         Administration and Chief
                                         Financial Officer

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